EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Benjamin Daitch, Senior Vice President and Chief Financial Officer of Cano Petroleum, Inc. (the “Company”), certify that the Company’s Annual Report on Form 10-K for the period ended June 30, 2010 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2010	/s/ Benjamin Daitch

Benjamin Daitch
Senior Vice President and Chief Financial Officer